Prospectus Supplement	November 26, 2008

Putnam Convertible Income-Growth Trust Prospectus dated February 29, 2008

The section Who oversees and manages the fund? is supplemented to reflect that Eric Harthun and Robert Salvin now are the only officers of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Positions held by Mr. Salvin over the past five years and his fund holdings are set forth in the prospectus.

Mr. Harthun was appointed a portfolio manager of the fund in November 2008. From 2000 to the present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as a Sector Analyst. He owned no fund shares as of October 31, 2008. Mr. Harthun owned shares in all Putnam funds valued at over $1,000,000 as of October 31, 2008.

The sub-section Investment management team is deleted, except for the tabular information regarding Mr. Salvin’s length of service and business experience during the past five years. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group we compare fund performance against is the Lipper Convertible Securities Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

PUTNAM INVESTMENTS	254372 11/08